Exhibit 99.1
1 2022 Investor Relations Presentation 2022 Investor Relations Presentation Results through September 24, 2022

2 UFP INDUSTRIES, INC. 2022 Please be aware that: Statements included in this presentation that are not historical are forward-looking statements within themeaning of Section 21E of the Securities Exchange Act, as amended, and are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence.The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made.Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty.Among the factors that could cause actual results to differ materially from forward-looking statements are the following:Fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions.Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission. Non-GAAP Financial Information: This presentation includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the information herein may not be comparable to other similarly titled measures used by other companies. Management considers adjusted EBITDA and return on invested capital to be non-GAAP alternative performance measures which may provide useful information to investors. This presentation is the property of UFP Industries, Inc.Any redistribution, retransmission, or reprinting of this presentationin any form without the express written consent of Universal is strictly prohibited.

3 40% 31% 24% 5% Based on 2021 Sales Retail -$3.4B Construction -$2.7B Industrial -$2.1B International -$0.4B INTRODUCTION UFP AT A GLANCE 15,000+ Employees worldwide 211 Facilities worldwide 1955 Founded in Grand Rapids, MI $ $ $8.6B 2021 Net sales $835M 2021 Adjusted EBITDA Value-added wood convertor with scale. Entrepreneurial culture drives investment into value-added adjacencies. Model creates and maintains sustainable, competitive advantages. 2022

4 BUSINESS MODEL LONG-TERM FINANCIAL GOALS Annual unit sales growth of 5-7 percent, including small acquisitions 10% Adjusted EBITDA margin Earn incremental return on new investment greater than WACC Maintain a conservative capital structure 2022

5 BUSINESS MODEL INNOVATION AND NEW PRODUCTS 2013 $426m 3% 10% $85m New Products 20192021 10% $540m 2013 % of Sales Sales % of Sales Sales % of Sales Sales $842m 10% 2020 % of Sales Sales Commodity to value-added transformation. 2022

6 New Structure Drives Better Strategy Development and Execution Western Division Southern Division Northern Division 2020 and Beyond 1955 -20192020 and Beyond Our new structure, based on management of market segments rather than geography, brought greater focus, resulting in: • Improved alignment with our customers • Faster introduction of new, value-added products • Better, quicker decision making • More effective allocation of capital Resulting in better EBITDA margins and ROIC. 2022

7 BUSINESS MODEL ACQUISITIONS Process Identify attractive growth runways in each Business Unit under each Business Segment and identify gaps in our capabilities to pursue those runways. Find new products and services to speed our transformation from commodity sales to value-added selling solutions and brands. Purpose Achieve scale and synergy targets to optimize growth, margins and returns. Goal Scale, low-cost production, automation, increased customer wallet share. Driving Deckoratorsrecycle content, scaling opportunity. Securing supply and margin improvement for growing Industrial business. 2022

8 BUSINESS MODEL A UNIQUE CULTURE BUILT FOR GOOD TIMES AND BAD Strong Balance Sheet Return-focused approach to capital allocation. Capital reserves used opportunistically. Average management team tenure: 23 years. 67 straight years of profitability. Every plant is a profit center and all employees bonused on ROI. All managers required to own stock. Balanced Business Model Experienced Leadership Incentives Aligned With Shareholders Diversified business portfolio mitigates lumber and business risk. Mix of fixed-and variable-priced products hedges volatile lumber prices. Entrepreneurial Focused Stable Prepared Model maintains performance in cyclical and secular downturns. 2022

9 Deckorators.com BUSINESS SEGMENTS RETAIL SOLUTIONS ProWoodLumber.com OutdoorEssentialProducts.com UFPEdge.com Outdoor lifestyle products including wood and vinyl fencing, landscape and garden décor, picnic tables, pergolas, trellises and more. Premium siding, pattern, trim; interior accent wall products. Preserved lumber including timbers, decking, construction materials and fire-treated. The industry’s leading innovator of composite decking, railing and accessories. On-trend brands to all major building products retailers, while supporting customers with best-in-class in-store and e-commerce support. 2022

10 BUSINESS SEGMENTS INDUSTRIAL Corrugated, stretch/shrink films, labels, machine applicators, facility supplies, hardware and software solutions for all industries. PROTECTIVE PACKAGING Wood, steel, foam and corrugated for mixed material crates and specialty containers. Hard cases, tracking technology, logistics solutions and onsite packaging services. Lumber processing, composites, foam, metals, and panel goods, furniture parts, cabinet, shed, door, and window components. Structural Packaging and OEM Components New and recycled pallets, design, engineering and testing. MACHINE-BUILT PALLETS Innovative packaging solutions and components backed by a global manufacturing footprint, the industry’s leading engineering and design, and integrated service teams. 2022

11 Roof trusses, wall panels, floor systems, doors and framing services for residential and light commercial builders. Sales are 65% single family, 35% multifamily. Roof trusses, floor joists, laminated wall panels, cabinet components, countertops and milled components for modular and manufactured homes, RV’s and mobile offices. BUSINESS SEGMENTS CONSTRUCTION SITE-BUILT FACTORY-BUILT UFPConstruction.com IDXCorporation.com Turnkey project management of consumer environment and architectural interiors. Design, development, engineering, manufacturing, assembly, distribution and installation. COMMERCIAL Designed, engineered and manufactured forms. CONCRETE FORMING Single-source provider of building components, concrete forms, framing, exterior and interior finishing programs designed to make building processes run at maximum efficiency. 2022

12 OUR SUSTAINABILITY PHILOSOPHY We have always believed profitability, asset values and shareholder return are optimized by acting responsibly, and that our investors experience higher sustainable returns when we support our customers, employees and communities . Our views on maintaining a sustainable enterprise can be found here. For UFP Industries, doing right doesn’t require departments and titles, but is simply part of who we’ve been and who we continue to be. And that’s how we like it –fewer committees, higher standards, and increased financial and social reward for employees, customers and communities. BUSINESS MODEL Emphasis on successful employee outcomes and consistent shareholder return. 2022

13 FINANCIALS

14 OUR PERFORMANCE 7.2% Adjusted EBITDA Margin 8.4% 9.7% $4,416 Net Sales $5,154$8,636 $180 Net Earnings (ACI) $247$536 0.0 Net Debt to Adjusted EBITDA 0.0 0.06 15.1% ROIC 21.0% 34.9% 2019 2020 2021 Unit sales growth rate 6% 6% 6% 6% 28% 28% 6% 6% 28% $ Sales in Millions Growth rate 21% 37% 117% $317 Adjusted EBITDA $431$835 19% 19% 36% 36% 94% 94% 19% 36% 94% 2022 Strong track record of growth and performance improvement with emphasis on raising gross profit dollars per unit. ROIC-focused. Q3 2022 TTM $9,730 0.0 11.4% 32.2% $698 30% $1,108 33% 9% FINANCIALS Non-GAAP Financial Information: Please click herefor reconciliation to related GAAP measurement.

15 MANAGING LUMBER MARKET RISK Level of lumber prices does not drive profitability Sequential trends impact profit per unit Balanced mix of variable and fixed-price products mitigate risk Adjusted EBITA Margin Lumber Market Volatility* 4.2% 34.5% 39.9% 32.2% 7.2% 8.4% 9.7% 11.5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 2019 20202021Q3 2022 YTD Lumber Market Volatility Adjusted EBITDA Margin *Standard deviation of lumber prices divided by average weekly price. 2022 Balanced business model drives stable profit per unit. FINANCIALS Non-GAAP Financial Information: Please click herefor reconciliation to related GAAP measurement.

16 FINANCIALS 2022 NET SALES (in millions) Long-Term Goal: Unit sales growth of 5% to 7%, including small acquisitions Net Sales Percent Change $3,941 $4,489 $4,416 $5,154 $8,636 $9,730 15% 6% 6% 6% 28% 9% 4% 3% 5% 5% 4% 2% 0% 10% 20% 30% 40% 50% 60% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 20172018201920202021Q3 2022 TTM Organic Unit Sales Growth Total Unit Sales Growth Net Sales

17 FINANCIALS 2022 ADJUSTED EBITDA (in millions) Long-Term Goal: To achieve and sustain a 10% adjusted EBITDA margin Adjusted EBITDA Adjusted EBITDA Margin $238 $266 $317 $431 $835 $1,108 6.0% 5.9% 7.2% 8.4% 9.7% 11.4% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% $- $200 $400 $600 $800 $1,000 $1,200 20172018201920202021Q3 2022 TTM Adjusted EBITDA Margin Adjusted EBITDA Non-GAAP Financial Information: Please click herefor reconciliation to related GAAP measurement.

18 FINANCIALS RETURN ON INVESTED CAPITAL Hurdle Rate = 12% Percent 13.2% 14.0% 15.1% 21.0% 32.2% 34.9% 0% 5% 10% 15% 20% 25% 30% 35% 40% 20172018201920202021Q3 2022 TTM Long-Term Goal: Earn an incremental return on new investment over our WACC WACC = 10% 2022 Non-GAAP Financial Information: Please click herefor reconciliation to related GAAP measurement.

19 FINANCIALS CAPITAL STRUCTURE Percent Net Debt to Total Capitalization vs Maximum Target Net Debt to Adjusted EBITDA vs Maximum Target 12.8% 15.7% 0.0% 0.0% 2.5% 0.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 20172018201920202021Q3 2022 TTM 0.60 0.80 - - 0.06 - 0.0 0.5 1.0 1.5 2.0 2.5 20172018201920202021Q3 2022 TTM Max target Net Debt to Total Capital Net Debt to TTM Adjusted EBITDA Non-GAAP Financial Information: Please click herefor reconciliation to related GAAP measurement. Conservative capital structure ensures ample resources to pursue prudent investment opportunities. 2022

20 BALANCED USE OF FREE CASH FLOW Acquisitions to contribute half of our total annual unit sales growth CapExplan of $175M to $225M in 2022 Opportunistic share repurchases to offset issuances Increasing dividends $349 $336 $512 $533 $25 $31 $40 $43 $29 $93 $85 $89 $151 $114 $39 $65 $476 $105 Acquisitions Capex Share Buyback Dividends OCF 2019 2020 2021 Operating Cash Flow and Capital Allocation (in millions) Return-focused approach to capital allocation. 2022 Q3 2022 YTD FINANCIALS

21 2801 E. Beltline Ave. NE Grand Rapids, MI 49506 (800) 598-9663 -UFPI.com THANK YOU.